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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 27, 2003



                           MONTPELIER RE HOLDINGS LTD.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
               BERMUDA                        001-31468                         NOT APPLICABLE
  (STATE OR OTHER JURISDICTION OF      (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER IDENTIFICATION NO.)
   INCORPORATION OR ORGANIZATION)
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                                MINTFLOWER PLACE
                               8 PAR-LA-VILLE ROAD
                                 HAMILTON HM 08
                                     BERMUDA

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (441) 296-5550
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ITEM 5. OTHER EVENTS.

On February 27, 2003, Montpelier Re Holdings Ltd. issued the attached press release, filed as Exhibit 99.1 and incorporated in this Current Report by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)             Exhibits:

                The following exhibits are filed as part of this report:

                99.1   Press Release of the Registrant, dated February 27, 2003.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Montpelier Re Holdings Ltd.
                                                           (Registrant)

Date: February 28, 2003                             By:/s/  Neil McConachie
                                                    -----------------------
                                                    Name:   Neil McConachie
                                                    Title:  Financial Controller
                                                     (chief accounting officer)
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                                INDEX TO EXHIBITS

Exhibit No.            Description
-----------            -----------

99.1                   Press Release of the Registrant, dated February 27, 2003.